UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 21, 2017, Philip Morris International Inc. (“PMI”) issued US$700,000,000 aggregate principal amount of its 1.625% Notes due 2019 (the “2019 Notes”), US$300,000,000 aggregate principal amount of its Floating Rate Notes due 2020 (the “2020 FRN”), US$1,000,000,000 aggregate principal amount of its 2.000% Notes due 2020 (the “2020 Notes”) and US$500,000,000 aggregate principal amount of its 2.625% Notes due 2022 (the “2022 Notes” and, together with the 2019 Notes, the 2020 FRN and the 2020 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee.

In connection with the issuance of the Notes, on February 15, 2017, PMI entered into a Terms Agreement (the “Terms Agreement”) with BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and ING Financial Markets LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 14, 2017 and a Prospectus Supplement (the “Prospectus Supplement”) dated February 15, 2017 (Registration No. 333-216046) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem the 2019 Notes, 2020 Notes and 2022 Notes, in whole or in part, at the applicable redemption prices described in the Prospectus Supplement, plus accrued and unpaid interest thereon to, but excluding, the applicable redemption date. PMI may also redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2019 Notes is payable from February 21, 2017 semiannually in arrears on February 21 and August 21, commencing August 21, 2017, to holders of record on the preceding February 6 and August 6, as the case may be. Interest on the 2020 FRN is payable from February 21, 2017 quarterly in arrears on February 21, May 21, August 21 and November 21, commencing May 21, 2017, to holders of record on the preceding February 6, May 6, August 6 and November 6, as the case may be. Interest on the 2020 Notes is payable from February 21, 2017 semiannually in arrears on February 21 and August 21, commencing August 21, 2017, to holders of record on the preceding February 6 and August 6, as the case may be. Interest on the 2022 Notes is payable from February 21, 2017 semiannually in arrears on February 18 and August 18, commencing August 18, 2017, to holders of record on the preceding February 3 and August 3, as the case may be.

The 2019 Notes will mature on February 21, 2019, the 2020 FRN will mature on February 21, 2020, the 2020 Notes will mature on February 21, 2020 and the 2022 Notes will mature on February 18, 2022.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and is an exhibit to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3 and 4.4, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain of the Underwriters and their respective affiliates are lenders under PMI’s credit facilities. In addition, certain of the Underwriters or their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2

Terms Agreement, dated February 15, 2017, among PMI and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and ING Financial Markets LLC, as representatives of the several underwriters

4.1	Form of 1.625% Notes due 2019

4.2	Form of Floating Rate Notes due 2020

4.3	Form of 2.000% Notes due 2020

4.4	Form of 2.625% Notes due 2022

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/S/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and
Corporate Secretary

DATE: February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2

Terms Agreement, dated February 15, 2017, among PMI and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and ING Financial Markets LLC, as representatives of the several underwriters

4.1	Form of 1.625% Notes due 2019

4.2	Form of Floating Rate Notes due 2020

4.3	Form of 2.000% Notes due 2020

4.4	Form of 2.625% Notes due 2022

5.1	Opinion of Hunton & Williams LLP